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                                                                    Exhibit 10

                                   SCHEDULE I


     Ferro Corporation has entered into executive employment agreements with its officers listed below substantially identical in all material respects to the Form of Amended and Restated Executive Employment Agreement (Exhibit 10(b) to Ferro Corporation's Form 10-Q for the three months ended September 30, 1995, which Exhibit is incorporated herein by reference), except the lump sum severance payment is equal to a full year's compensation (base salary and incentive compensation) multiplied by three in the cases of Albert C. Bersticker, Hector R. Ortino and multiplied by two in the case of all other officers.

     Albert C. Bersticker
     David G. Campopiano
     R. Jay Finch
     James F. Fisher
     James B. Friederichsen
     D. Thomas George
     J. Larry Jameson
     Charles M. Less
     Hector R. Ortino
     Thomas O. Purcell
     Gary H. Ritondaro